                                                                 Exhibit 10.4(C)

                                                              EXECUTION VERSION


                        REGULATION AB COMPLIANCE ADDENDUM
                   TO MASTER FLOW SALE AND SERVICING AGREEMENT


     This Regulation AB Compliance Addendum (this "Reg AB Addendum"), dated as of January 1, 2006, by and between Bank of America, National Association (the "Purchaser") and GMAC Mortgage Corporation (the "Company"), to that certain Master Flow Sale and Servicing Agreement, dated as of August 1, 2003, by and between the Company and the Purchaser (as amended, modified or supplemented, the "Agreement").

                                   WITNESSETH

     WHEREAS, the Company and the Purchaser have agreed to adopt an addendum to the Agreement to reflect the intention of the parties to comply with Regulation AB.

     NOW, THEREFORE, in consideration of the mutual promises and mutual obligations set forth herein, the Company and the Purchaser hereby agree as follows:

                                   ARTICLE I
                                  DEFINED TERMS

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

     Commission: The United States Securities and Exchange Commission.

     Company Information: As defined in Section 2.07(a).

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

         Exchange Act:  The Securities Exchange Act of 1934, as amended.

     Master Servicer: With respect to any Securitization Transaction, the "master servicer," if any, identified in the related transaction documents.

     Qualified Correspondent: Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Servicer: As defined in Section 2.03(c).

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Static Pool Information: Static pool information as described in Item 1l05(a)(l)-(3) and 1105(c) of Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item l122( d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Company or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Company or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Company under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Company.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

                                   ARTICLE II
                          COMPLIANCE WITH REGULATION AB

     Section 2.01. Intent of the Parties; Reasonableness.

     The  Purchaser  and the Company  acknowledge  and agree that the purpose of
Article II of this Reg AB Addendum is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission and that the provisions of this Reg AB Addendum shall be applicable to all Mortgage Loans included in a Securitization Transaction closing on or after January 1, 2006, regardless whether the Mortgage Loans were purchased by the Purchaser from the Company prior to the date hereof. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Company acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Company shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Company, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Section 2.02. Additional Representations and Warranties of the Company.

     (a) The Company hereby represents to the Purchaser, to any Master Servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03 that, except as disclosed in writing to the Purchaser, such Master Servicer or such Depositor prior to such date: (i) the Company is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Company; (ii) the Company has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Company as servicer has been disclosed or reported by the Company; (iv) no material changes to the Company's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Company's financial condition that could have a material adverse effect on the performance by the Company of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Company, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Company, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser, any Master Servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any Master Servicer or any Depositor under Section 2.03, the Company shall, within ten Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Section 2.03. Information to Be Provided by the Company.

     In connection with any Securitization Transaction, the Company shall (i) within ten Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a), (b), (c), (f) and (g) of this Section, and (ii) as promptly as practicable following notice to or discovery by the Company, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Section.

     (a) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified

Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(l), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
     Item 1110(b)(2) of Regulation AB;

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Company, each Third-Party Originator and each Subservicer; and

          (D) a description of any affiliation or relationship between the Company, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                (1) the sponsor;
                (2) the depositor;
                (3) the issuing entity;
                (4) any servicer;
                (5) any trustee;
                (6) any originator;
                (7) any significant obligor;
                (8) any enhancement or support provider; and
                (9) any other material transaction party.

     (b) If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Company, if the Company is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor. Such Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Company shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Company.

     If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Company's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (c) If so requested by the Purchaser or any Depositor, the Company shall provide such information regarding the Company, as servicer of the Mortgage Loans, and each Subservicer (each of the Company and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the
     servicing   function  it  will  perform   under  the   Agreement   and  any

     Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under the Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Company of its servicing obligations under the Agreement or any Reconstitution Agreement;

          (E)  information  regarding  advances  made  by  the  Servicer  on the
     Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience;

          (I) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Servicer; and

          (J) a description of any affiliation or relationship between the Servicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                  (1)      the sponsor;
                  (2)      the depositor;
                  (3)      the issuing entity;
                  (4)      any servicer;
                  (5)      any trustee;
                  (6)      any originator;
                  (7)      any significant obligor;
                  (8)      any enhancement or support provider; and
                  (9)      any other material transaction party.

     (d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (e) As a condition to the succession to the Company or any Subservicer as servicer or subservicer under the Agreement or any Reconstitution Agreement by any Person (i) into which the Company or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Company or any Subservicer, the Company shall provide to the Purchaser, any Master Servicer, and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (f) In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
     AB);

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (g) The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omissions Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder.

     (h) In the event that (i) the Company does not reasonably believe that certain information requested under Section 2.03 is required to be disclosed pursuant to Regulation AB and (ii) the Company has not provided such information for any of its own securitizations, the Purchaser shall pay all reasonable documented costs incurred by the Company in connection with the preparation and delivery of such information, and the Company shall promptly deliver such information after expiration of a reasonable period of time for establishing the necessary systems and procedures to produce such information. Further, notwithstanding anything to the contrary herein, when determining if information is required under Regulation AB, all threshold and other requirements shall be determined solely by looking at the Company's mortgage loans and those of its third-party originators. The Company shall have no obligation with respect to disclosure or reporting under Regulation AB in the event that the aggregation of its third-party originated Mortgage Loans with those of the Purchaser's other sellers require additional disclosure; provided, however, the Company shall otherwise cooperate with the Purchaser to provide disclosure or reporting under Regulation AB in the event that such disclosure or reporting is required under Regulation AB and not otherwise available to the Purchaser.

     Section 2.04. Servicer Compliance Statement.

     The Company shall use its best efforts to deliver on or before March 5th, but in no event later than March 15th, of each calendar year, commencing in 2007, to the Purchaser, any Master Servicer and any Depositor a statement of compliance addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, to the effect that (i) a review of the Company's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     Section 2.05. Report on Assessment of Compliance and Attestation.

     (a) The Company shall use its best efforts to, on or before March 5th, but in no event later than March 15th, of each calendar year, commencing in 2007:

          (i) deliver to the Purchaser, any Master Servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) regarding the Company's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such Master Servicer and such Depositor and signed by an authorized officer of the Company, and shall address each of the "Applicable Servicing Criteria" specified on Exhibit B hereto;

          (ii) deliver to the Purchaser, any Master Servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Company and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

          (iii) cause each Subservicer, and each Subcontractor determined by the Company pursuant to Section 2.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB to deliver to the Purchaser, any Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs
     (a) and (b) of this Section; and

          (iv) deliver, and cause each Subservicer and Subcontractor described in clause (iii) to provide, to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the
     Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Company, in the form attached hereto as Exhibit A.

The Company acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Company pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (b) Each  assessment  of compliance  provided by a Subservicer  pursuant to
Section 2.05(a)(iii) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit B hereto delivered to the Purchaser concurrently with the execution of this Reg AB Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Section 2.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Company pursuant to Section 2.06.

     Section 2.06. Use of Subservicers and Subcontractors.

     The Company shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (a) of this Section. The Company shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Company as servicer under the Agreement or any Reconstitution Agreement unless the Company complies with the provisions of paragraph (b) of this Section.

     (a) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subservicer. The Company shall cause any Subservicer used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Section and with Sections 2.02, 2.03( c), (e), (f) and (g), 2.04, 2.05 and 2.07 of this Reg AB Addendum to the same extent as if such Subservicer were the Company, and to provide the information required with respect to such Subservicer under Section 2.03(d) of this Reg AB Addendum. The Company shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2.04, any assessment of compliance and attestation required to be delivered by such Subservicer under
Section 2.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2.05 as and when required to be delivered.

     (b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such Depositor and such Master Servicer) of the role and function of each Subcontractor utilized by the Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing
Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Company shall cause any such Subcontractor used by the Company (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 2.05 and 2.07 of this Reg AB Addendum to the same extent as if such Subcontractor were the Company. The Company shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 2.05, in each case as and when required to be delivered.

     Section 2.07. Indemnification; Remedies.

     (a) The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any Master Servicer if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, a "Purchaser Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data or other material provided under this Article II by or on behalf of the Company, or provided under this Article II by or on behalf of any Subservicer, any Subcontractor or any Third-Party Originator (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the

     Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

          (ii) any breach by the Company of its obligations under this Article II, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

          (iii) any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the gross negligence, bad faith or willful misfeasance in the performance of the Company's duties, or by reason of reckless disregard of obligations and duties, under this Article II;

provided, however, that in no event, other than with respect to any indemnification obligations of the Company relating to any Company Information provided by the Company for inclusion in the any prospectus, prospectus supplement, or any private placement memorandum, or in any amendment or supplement thereto, in a Securitization Transaction, will the Company be liable for any consequential or punitive damages pursuant to this Section 2.07, even if advised of the possibility of such damages.

     The Purchaser shall indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing (each, a "Company Indemnified Party;" together with the Purchaser Indemnified Parties, the "Indemnified Parties"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon any untrue statement contained or alleged to be contained in any filing with the Commission or the omission or alleged omission to state in any filing with the Commission a material fact required to be stated or necessary to be stated in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement, alleged untrue statement, omission, or alleged omission arose out of or was based upon any information or statement, other than the Company Information, in a filing with the Commission.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Section, the Company shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required under Regulation AB by the Company, any Subservicer, any Subcontractor or any Third-Party Originator.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

     (b) (i) Any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Article II, or any breach by the Company of a representation or warranty set forth in Section 2.02(a) or in a writing furnished pursuant to
     Section 2.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 2.02(b) to the extent made as of a date subsequent to such closing date, shall, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Company under the Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Company as servicer under the Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Company (and if the Company is servicing any of the Mortgage Loans in a
     Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction); provided that to the extent that any provision of the Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Company as servicer, such provision shall be given effect.

          (ii) Notwithstanding subparagraph (b)(i) above, in the event that the Company (or any applicable Subservicer or Subcontractor) delivers any missing information, report, certification or accountants' letter after the date required under this Reg AB Addendum and the Master Servicer or Depositor, as the case may be, despite such late delivery, timely files the related annual report on Form 10-K under the Exchange Act without having to file a Form 12b-25 related to a notification of an inability to make a timely filing and the Company indemnifies and promptly reimburses the Master Servicer and Depositor pursuant to this Section for all costs and expenses incurred as a result of such delay, any notice given by the Master Servicer declaring an Event of Default shall be automatically revoked and the delay in providing the missing information, report, certification or accountants' letter shall cease to constitute an Event of Default. Notwithstanding subparagraph (b)(i) above, in the event that the Company fails to timely comply with Section 2.04 or 2.05, the Purchaser or the Depositor, in its sole discretion, may elect not to terminate the Company; provided, that any costs or expenses incurred by the Purchaser or the Depositor in obtaining written or verbal statements or assurances from the Commission that the related failure of the Master Servicer or Depositor to provide the required assessment of compliance and attestation report on a timely basis will not result in any adverse effect on the Purchaser or the Depositor or their affiliates with respect to any shelf registration on Form S-3 of the Purchaser or the Depositor or any of their affiliates shall be reimbursed to the Purchaser or the Depositor, as applicable, by the Company and that the foregoing shall not affect the right of the Purchaser or the Depositor upon written notice to terminate all rights and obligations of the Company under this Agreement and in and to the Mortgage Loans.

          Neither the Purchaser, any Master Servicer nor any Depositor shall be entitled to terminate the rights and obligations of the Company pursuant to this subparagraph (b) if a failure of the Company to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (iii) The Company shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Company as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of the Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     Section 2.08. Third-Party Beneficiary.

     For purposes of this Article II and any related provisions thereto, each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereof as if it were a direct party to this Agreement.



                       [SIGNATURES ON THE FOLLOWING PAGE]

     IN WITNESS WHEREOF, the Purchaser and the Company have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     BANK OF AMERICA, NATIONAL ASSOCIATION,
                                                     as Purchaser

                                                     By:    /s/ Bruce W. Good
                                                        ------------------------------------------------------

                                                     Name:    Bruce W. Good
                                                          ----------------------------------------------------

                                                     Title:   Vice President
                                                           ---------------------------------------------------


                                                     GMAC MORTGAGE CORPORATION,
                                                     as Company

                                                     By:  /s/ Patricia C. Taylor
                                                        ------------------------------------------------------

                                                     Name:  Patricia C. Taylor
                                                          ----------------------------------------------------

                                                     Title:  Vice President
                                                           ---------------------------------------------------






   [Signature Page to Regulation AB Compliance Addendum (servicing-retained)]

                                    EXHIBIT A

                          FORM OF ANNUAL CERTIFICATION

     Re: The [ ] agreement dated as of [ ], 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

     I, ________________________________,  the _____________________ of [NAME OF
COMPANY] (the "Company"), certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB and identified  as  the  responsibility  of the  Company  on  Exhibit  B to the
     Regulation AB Compliance Addendum to the Agreement (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer and Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master

     Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.



                                        Date:
                                                 -------------------------------


                                        By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                                   EXHIBIT B

                            SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                        The assessment of compliance to be delivered by [the Company] [Name of
                     Subservicer] shall address, at a minimum,  the criteria identified as below as "Applicable Servicing Criteria";

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                                                                                                                      Applicable
                                                                                                                      Servicing
                                            Servicing Criteria                                                         Criteria
------------------------------------------------------------------------------------------------------------------------------------
Reference                                     Criteria
------------------------------------------------------------------------------------------------------------------------------------
                                       General Servicing Considerations
------------------------------------------------------------------------------------------------------------------------------------
                    Policies and procedures are instituted to monitor
                    any performance or other triggers and events of                                                         X
                    default in accordance with the transaction
1122(d)(1)(i)       agreements.
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1122(d)(1)(ii)      If any material servicing activities are outsourced to third parties, policies and procedures are       X
                    instituted to monitor the third party's performance and compliance with such servicing activities.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)     Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)      A fidelity bond and errors and omissions policy is in effect on the party participating in the          X
                    servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Cash Collection and Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)       Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related       X
                    bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)      Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by         X
                    authorized personnel.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)     Advances of funds or guarantees regarding collections, cash flows or distributions, and any             X
                    interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)      The related accounts for the transaction, such as cash reserve accounts or accounts established
                    as a form of overcollateralization, are separately maintained (e.g., with respect to commingling        X
                    of cash) as set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                                                                                      Servicing
                                            Servicing Criteria                                                         Criteria
------------------------------------------------------------------------------------------------------------------------------------
Reference                                     Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)       Each custodial account is maintained at a federally insured depository institution as set forth         X
                    in the transaction agreements.  For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)      Unissued checks are safeguarded so as to prevent unauthorized access.                                   X
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)     Reconciliations are prepared on a monthly basis for all asset-backed securities related bank            X
                    accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                                                    Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)       Reports to investors, including those to be filed with the Commission, are maintained in                X
                    accordance with the transaction agreements and applicable Commission requirements.
                    Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)      Amounts due to investors are allocated and remitted in accordance with timeframes, distribution         X
                    priority and other terms set forth in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)     Disbursements made to an investor are posted
                    within two business days to the Servicer's
                    investor X records, or such other number of days
                    specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)      Amounts remitted to investors per the investor reports agree with cancelled checks, or other form       X
                    of payment, or custodial bank statements.
------------------------------------------------------------------------------------------------------------------------------------


                                       2

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                                                                                      Servicing
                                            Servicing Criteria                                                         Criteria
------------------------------------------------------------------------------------------------------------------------------------
Reference                                     Criteria
------------------------------------------------------------------------------------------------------------------------------------
                                                        Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)       Collateral or security on mortgage loans is maintained as required by the transaction agreements        X
                    or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)      Mortgage loan and related documents are safeguarded as required by the transaction agreements           X
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)     Any additions, removals or substitutions to the asset pool are made, reviewed and approved in           X
                    accordance with any conditions or requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)      Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage         X
                    loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)       The Servicer's records regarding the mortgage loans agree with the Servicer's records with              X
                    respect to an obligor's unpaid principal balance.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)      Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan                  X
                    modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)     Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of        X
                    foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)    Records documenting collection efforts are maintained during the period a mortgage loan is              X
                    delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
------------------------------------------------------------------------------------------------------------------------------------


                                       3

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Applicable
                                                                                                                      Servicing
                                            Servicing Criteria                                                         Criteria
------------------------------------------------------------------------------------------------------------------------------------
Reference                                     Criteria
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)      Adjustments to interest rates or rates of return for mortgage loans with variable rates are             X
                    computed based on the related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)       Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are         X
                    analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)      Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before         X
                    the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)     Any late payment penalties in connection with any payment to be made on behalf of an obligor are        X
                    paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)    Disbursements made on behalf of an obligor are posted within two business days to the obligor's         X
                    records maintained by the servicer, or such other number of days specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)     Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance         X
                    with the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)      Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115       X
                    of Regulation AB, is maintained as set forth in the transaction agreements.                         if obligated
                                                                                                                             under
                                                                                                                         transaction
                                                                                                                          documents
------------------------------------------------------------------------------------------------------------------------------------

                                       4

                                                     [NAME OF COMPANY]
                                                     [NAME OF SUBSERVICER]


                                                     Date:
                                                              -----------------------------------------------------



                                                     By:
                                                              -----------------------------------------------------
                                                              Name:
                                                              Title:





                                       5